UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 15, 2019

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36615	26-2222607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South Sixth Street, Suite 1200, Minneapolis, MN		55402
(Address of principal executive offices)		(Zip Code)

(612) 746-1944

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GWGH	NASDAQ Capital Market

Item 2.02	Results of Operations and Financial Condition.

The information set forth in Item 8.01 of this Current Report on Form 8-K, including the information contained in the press release filed as Exhibit 99.1, is incorporated herein by reference. Such information is deemed to be “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Change in Chief Financial Officer

On August 15, 2019, Timothy Evans was appointed as Chief Financial Officer and Treasurer of GWG Holdings, Inc. (the “Company”), replacing William B. Acheson, who has served in such capacities since May 2014. Mr. Acheson remains employed by the Company on an interim basis as an Executive Vice President, to assist in the transition of his prior duties and responsibilities to Mr. Evans.

Mr. Evans, age 40, joined the Company as Chief Integration Officer on May 6, 2019.  Prior to joining GWG Holdings, Inc., Mr. Evans was Chief of Staff for The Beneficient Company Group, L.P. (“Beneficient”), where he had also served as Vice President and Deputy General Counsel since February 2018.  Prior to joining Beneficient, Mr. Evans was an attorney for the United States Securities and Exchange Commission for six years, where he served as a trial attorney and a counsel to the Director of Enforcement.  Mr. Evans was an associate in the Dallas office of Thompson & Knight LLP for four years before joining the Securities and Exchange Commission.  He received his Juris Doctorate, summa cum laude, from the University of Arkansas School of Law in 2008.  Prior to practicing as an attorney, Mr. Evans was an accountant for three years with SMG, a public facility management company.  He previously held an Arkansas CPA license but is not currently licensed by the Arkansas State Board of Public Accountancy.  He graduated from the University of Illinois at Urbana-Champaign with a Bachelor of Arts – Economics in 2001.

On August 15, 2019, and in conjunction with his appointment as Chief Financial Officer and Treasurer, the Company entered into an Indemnification Agreement with Mr. Evans. The Indemnification Agreement clarifies and supplements indemnification provisions already contained in the Company's bylaws and generally provides that the Company shall indemnify Mr. Evans to the fullest extent permitted by applicable law, subject to certain exceptions, against expenses, judgments, fines and other amounts actually and reasonably incurred in connection with his service as a director or officer and also provide for rights to advancement of expenses and contribution. The description of the Indemnification Agreement set forth in this Item 5.02 is not complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which was filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed April 30, 2019, and is incorporated herein by reference.

Item 8.01	Other Events.

On August 16, 2019, the Company issued a press release reporting, among other things, certain financial results for its second fiscal quarter ended June 30, 2019. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits. The information contained in the press release filed as Exhibit 99.1 is deemed to be “filed” under the Exchange Act, and shall be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act.

Exhibit No.	Description
99.1	Press release dated August 16, 2019 (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG Holdings, Inc.

Date: August 16, 2019	By:	/s/ Murray T. Holland
Murray T. Holland Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated August 16, 2019 (filed herewith)

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